BRANDYWINE ADVISORS FUND

Managed by Friess Associates, LLC       Quarterly Report      December 31, 2003

DEAR FELLOW SHAREHOLDERS:

   What a difference a year makes! Brandywine Advisors finished 2003 on a solidly positive note, posting a 10.45 percent gain in the final quarter. The result boosted the Fund's calendar-year return to 28.81 percent, putting it just ahead of the S&P 500 Index's 28.69 percent gain.

   Financial services holdings, including E*Trade Financial and State Street, contributed the most to your portfolio's advance. Both companies attracted investor attention by reporting better-than-expected September-quarter earnings growth during the quarter.

   Homebuilders Pulte and Standard Pacific (page 3) handily outpaced the market as a whole and home-builders as a group, gaining 27.4 and 28.4 percent in the quarter. Companies that sell products that appeal to homebuyers looking to furnish their new homes such as Williams-Sonoma (page 3), the largest contributor to your December-quarter results, also enjoyed earnings strength related to a sustained housing boom.

   Makers of durable consumer goods, including suppliers to the auto industry, also aided results. In-car multimedia systems manufacturer Harman International and auto-parts retailer Advance Auto Parts beat September-quarter earnings estimates with growth of 100 and 35 percent. Select technology holdings were a notable positive force in the September quarter. Teradyne and Tektronix, which provide test equipment to the semiconductor industry, were standouts, as tight inventory chains and increasing end-user demand for computers and other electronic products create a favorable pricing environment.

   For more information on the specific holdings that influenced December-quarter performance the most, please see "Roses & Thorns" on page 5.

   The end of 2003 brings the market full circle, from the last widespread gains at the tail end of the late-1990s tech bubble, through the historically miserable bear market of the new millennium and back to widespread gains again. Brandywine Advisors starts 2004 with a portfolio that reflects an improved economic backdrop.

 CUMULATIVE TOTAL RETURN           BRANDYWINE ADVISORS
 -----------------------           -------------------
 QUARTER                                  10.45
 ONE YEAR                                 28.81
 INCEPTION                               -11.26*<F1>

 ANNUALIZED TOTAL RETURN
 -----------------------
 INCEPTION                                -3.70*<F1>

*<F1>  10/31/00

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost. One-year return is a standardized average total return.

   For the better part of the bear market, most traditional "growth" companies didn't demonstrate the earnings growth prospects to meet our standards as growth investments. A year ago, for example, the best earnings outlooks, and thus the largest concentrations of your portfolio's holdings, came from health-care related fields and providers of other staple goods and services that consumers and corporations are likely to purchase regardless of the economy.

   Although a rising economic tide doesn't lift all boats, it generally does increase an investor's options. The largest concentrations of holdings in your current portfolio hail from the technology sector and from areas that are sensitive to consumer discretion. The Fund also continues to hold health-care-related companies with strong earnings growth prospects, but its overall exposure is lower because holdings from the sector were harvested to fund more recent tech and consumer-related purchases.

   Even though returns in 2003 give reason to celebrate, there was regrettable news for the mutual fund industry as several managers broke their investors' trust. On the positive side, the objectionable actions of a relative few that violated the trust put in their stewardship will result in welcome solutions for preventing such abuses from reoccurring.

   We, along with your Brandywine Funds Board of Directors, continue to proactively work to ensure that our policies and procedures fully reflect our commitment to high moral, legal and ethical standards. Please be sure to read the related message located on the front page, as it provides an update following the most recent meeting of your Brandywine Funds Board. We expect to continue providing updates as regulators and industry groups evaluate options likely to be implemented industry-wide.

   Thanks for your confidence in our research-driven investment approach and the team that employs it. Best wishes from your entire Friess team for a healthy and prosperous 2004!

   Sincerely,

   /s/Bill D'Alonzo

   Bill D'Alonzo
   President

                      PUTTING SHAREHOLDER INTERESTS FIRST

   With some fund companies reeling from allegations of conflicts of interest, ranging from insider trading to market timing to directed brokerage, we continue to exercise one simple principle: treat each shareholder as we'd expect to be treated ourselves, equally and with respect.

   One example is our flat, one-fee-for-all-clients structure. Friess
Associates has won mandates based on our research capabilities, but ocassionally didn't get the assignments because our fee for pension fund clients is the same as that for the mutual funds.

   Our simple flat-fee approach is just one indicator of Friess Associates' commitment to high moral and ethical standards. We strive to be out in front when it comes to putting client and shareholder interests first. Your Brandywine Funds Board proactively sets policies to ensure that shareholders are protected.

   At its most recent meeting in December, your Brandywine Funds Board:

   o Named Quentin Jackson to the new post of Lead Independent Director. Quentin is Chief Executive of multibillion-dollar Nuclear Electric Insurance Limited.

   o Required that the Chief Compliance Officer assume direct reporting responsibility to the Board.

   o Formalized the Funds' portfolio holdings disclosure policy to ensure that shareholders continue to receive portfolio holdings information on a uniform basis.

   o Created a whistleblower process through which Friess employees can directly access the Chairman of the Board's Audit Committee.

   o Updated the Funds' Code of Ethics to incorporate pre-approval of Friess employee trades in the Brandywine Funds, aligning it with our policy on individual securities.

   Your Brandywine Funds Board takes its responsibility quite seriously, and three-quarters of your directors are independent of the Funds' adviser, Friess Associates. Friess employees represent the largest shareholder group in the Brandywine Funds. Our interests are aligned with yours, and we look forward to upholding the high standards our fellow shareholders expect and deserve.

   - Dave Marky
   Chief Compliance Officer

CAPITAL GAINS UPDATE . . .

   Brandywine Advisors did not pay out a capital gain distribution during calendar year 2003 as realized net gains during its fiscal year ended September 2003 were less than the capital loss carry-forward from prior years. Brandywine Advisors finished 2003 with a net realized loss position of approximately $0.38 per share, meaning the Fund can realize additional gains equal to this amount before triggering a taxable capital gains distribution. This number will change, so please look to future quarterly reports for updated estimates.

STANDARD PACIFIC CORP., SPF

   There's merit to the old maxim that the three things that matter most in real estate are location, location and location. Just ask Standard Pacific.

   NYSE-listed Standard Pacific is a homebuilder that caters mainly to first-time, first-move-up and second-move-up buyers. While the company currently benefits from the lowest mortgage rates in decades, its strategy to concentrate on some of the nation's strongest markets creates lasting demand and pricing power.

   Standard Pacific's revenues climbed 35 percent in the September quarter to $628 million. The company grew September-quarter earnings 105 percent, topping estimates by 16 percent. The positive surprise continued a string of surpassed quarterly earnings expectations dating back to 1996.

   As a group, Wall Street analysts tend to underestimate the demographic underpinnings of the housing boom. This general misunderstanding is exaggerated in the case of Standard Pacific because its core areas of operation, California and Florida, are perennially sought-after locations among groups ranging from first-generation Americans to retirees. Factoring in natural constraints and myriad city-planning initiatives that restrict building opportunities in these areas results in a supply-and-demand imbalance that persists regardless of interest rates.

   Your team spoke with Chief Financial Officer Andrew Parnes about Standard Pacific's publicly stated plans to expand geographically. The company aims to bring the percentage of its deliveries outside California to about 60 percent in 2004 from 26 percent in 1999 as it develops more homes in the Southeast, particularly in the hot Florida market. Standard Pacific enjoys a three-to-four-year supply of land in this region.

   Your team bought Standard Pacific at just six times 2003 earnings estimates. Wall Street predicts the company will grow December-quarter earnings 25 percent, which would bring calendar-year earnings growth to 50 percent.

WILLIAMS-SONOMA, WSM

   New homes are going up at the fastest pace in two decades, and homebuyers are hunting for nice furnishings to fill them. As a result, Williams-Sonoma, which offers products ranging from state-of-the-art kitchen gadgets to tasteful furniture, finds itself welcoming droves of motivated customers.

   NYSE-listed Williams-Sonoma operates five distinct high-quality brands focused on the home N Williams-Sonoma, Pottery Barn (including Pottery Barn Kids and PB Teen), Hold Everything, Chambers and West Elm. The virtually debt-free company employs a multi-channel merchandizing approach with 516 retail stores. Catalogs and web sites account for about 40 percent of its roughly $2.7 billion in annual sales.

   Williams-Sonoma exceeded estimates with 54 percent October-quarter earnings growth. Sales rose 20 percent on strength among established brands Williams-Sonoma, Pottery Barn and Pottery Barn Kids. An attractive product mix and higher-quality furniture offerings helped fuel results.

   Recently launched store concepts PB Teen and West Elm beat their initial catalog and Internet sales goals for the October quarter. West Elm, which sells furnishings designed for a younger urban lifestyle, opened its first store location in Brooklyn in November. Reduced employment and administrative costs helped offset higher advertising outlays associated with new catalogs.

   Your team spoke with Chief Financial Officer Sharon McCollam regarding publicized inventory preparations going into the holiday season. In an effort to avoid key product shortfalls and to match demand, Williams-Sonoma boosted inventories by 30 percent from a year ago. Additionally, the company's new store concepts require more up-front inventory.

   Your team bought Williams-Sonoma at about 19 times earnings estimates for the company's fiscal year ending January 2005. Analysts expect the company to finish the January 2004 fiscal year with 25 percent earnings growth.

                            BRANDYWINE ADVISORS FUND

   PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF DECEMBER 31, 2003

  1. Advance Auto Parts, Inc.                                          +36.0%
  2. Ameritrade Holding Corp.                                           +8.8%
  3. Williams-Sonoma, Inc.                                             +15.9%
  4. Diebold, Inc.                                                     +30.3%
  5. Pulte Homes, Inc.                                                 +30.0%
  6. Comverse Technology, Inc.                                          -1.8%
  7. Express Scripts, Inc.                                              +7.2%
  8. Fisher Scientific International, Inc.                              +5.5%
  9. Integrated Device Technology, Inc.                                -10.6%
 10. E*Trade Financial Corp.                                           +11.2%

                                  EARNINGS GROWTH

                         THE FUND'S HOLDINGS        34%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2004 VS 2003

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE, DECEMBER 31, 2003.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $2 billion to $15 billion
                                     87.9%

                                   SMALL CAP
                                below $2 billion
                                      7.7%

                                      CASH
                                      4.4%

                            TOP TEN INDUSTRY GROUPS

Financial/Business Services (18.7%)
Semiconductor Related (12.2%)
Computer/Electronics (11.3%)
Specialty Retailing (8.9%)
Health Care Related (6.4%)
Communications Equipment/Services (6.2%)
Automotive Related (5.6%)
Building Related (5.0%)
Software (4.7%)
Apparel & Shoe Retailers (4.1%)
All Others (12.5%)
Cash (4.4%)

                            BRANDYWINE ADVISORS FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS     (IN THOUSANDS)     % GAIN     REASON FOR MOVE
    -----------------      -------------     ------     ---------------

  Williams-Sonoma, Inc.      $1,166.6         25.5      October-quarter earnings grew 54 percent, exceeding consensus estimates.
                                                        Sales rose 20 percent as the company's Williams-Sonoma, Pottery Barn and
                                                        Pottery Barn Kids brands turned in strong same-store sales growth. Multiple brands, including newer concepts PB Teen and young-urban-adult oriented
                                                        West Elm, and a strategy to merchandize these brands through stores, catalogs and websites, provide new avenues for growth.

     Teradyne, Inc.          $1,081.4         33.1      Teradyne, which sells semiconductor-test equipment to large chip manufacturers, benefits as demand continues to recover in both its test and printed circuit board businesses. September-quarter earnings grew 48 percent from year-ago levels.

    Pulte Homes, Inc.         $953.6          24.6      September-quarter earnings jumped to $2.56 from $1.83 a year ago, beating consensus estimates. Due to its size, Pulte's cost of capital is lower than that for smaller competitors. The homebuilder is also less sensitive than others to rising interest rates because the active-adult communities it builds appeal to aging baby boomers making lifestyle decisions largely independent of mortgage rates.

      International
       Steel Group            $707.7          28.5      The producer of steel products, which offered shares to the public for the first time during the quarter, benefits as a weak U.S. dollar makes imports more expensive while an economic rebound drives up demand for U.S. steel.
                                                        The Fund sold International Steel when it reached its target price.

    E*Trade Financial
          Corp.               $630.7          7.7       September-quarter earnings grew 42 percent from the same quarter a year ago, beating consensus estimates. The provider of a comprehensive suite of banking and brokerage products benefits from an increase in trading volumes. A sharp decline in mortgage originations is already factored into next year's earnings estimates, which were revised upward during the quarter.

                              $ LOSS
    BIGGEST $ LOSERS      (IN THOUSANDS)     % LOSS     REASON FOR MOVE
    ----------------       -------------     ------     ---------------

     McKesson Corp.           $560.5          15.7      September-quarter earnings grew 26 percent, beating consensus estimates, but the health-care supply management and technology provider fell on news that revenues in its Medical-Surgical Solutions business would decline.
                                                        Drug distributors are increasingly matching inventory with demand instead of buying in bulk, changing the timing of revenues. The Fund sold McKesson to fund an idea with greater near-term  potential.

    Integrated Device
    Technology, Inc.          $523.5          10.6      September-quarter earnings jumped 80 percent, beating consensus estimates by 67 percent. The semiconductor maker sold off with others late in the quarter as investors took profits. Integrated Device is experiencing strength in its networking, communications, wireless infrastructure and storage segments as the environment for technology capital spending continues to improve.

      SanDisk Corp.           $446.6          19.1      September-quarter earnings increased to $0.60 per share from $0.16 a year ago, beating consensus estimates by 36 percent. Shares fell on concerns of increased competition and the potential for oversupply of flash memory, which is used in digital cameras and other devices. Our research indicates the supply and demand balance for flash will remain tight, due to the significant resources needed to enter the market. Additionally, some investors mistook normal promotional activity as an indicator of worsening conditions, which led SanDisk to reconfirm its positive outlook during the quarter.

        RF Micro
      Devices, Inc.           $429.3          10.9      The manufacturer of radio frequency integrated circuits used in wireless communications products traded lower due to year-end profit taking in the sector. The company continues to experience strong demand for its power amplifier modules. Earnings estimates for the company's fiscal year ending
                                                        March have moved up to $0.10 from a loss of $0.19.

     Rowan Companies          $347.3          15.4      The company, which runs oil and natural gas rigs, said September-quarter revenues would miss analysts' estimates due to unexpected downtime for its fleet in the Gulf of Mexico. Higher insurance and pension costs also contributed to the shortfall. The Fund sold Rowan to fund an idea with greater near-term upside.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003
                                  (UNAUDITED)

  SHARES                                               COST       VALUE (B)<F3>
  ------                                               ----       -------------

COMMON STOCKS - 95.6% (A)<F2>

               AEROSPACE/DEFENSE - 2.1%
   100,000     Rockwell Collins, Inc.              $  2,902,169   $  3,003,000

                  THIS SECTOR IS 3.5% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 4.1%
    16,200     Chico's FAS, Inc.                        596,639        598,590
   160,300     Limited Brands                         2,848,815      2,890,209
    70,000     Nordstrom, Inc.                        2,140,909      2,401,000
                                                   ------------   ------------
                                                      5,586,363      5,889,799

                  THIS SECTOR IS 5.4% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 5.6%
    75,000     Advance Auto Parts, Inc.               4,490,340      6,105,000
    24,800     Harman International
                Industries, Inc.                        606,575      1,834,704
                                                   ------------   ------------
                                                      5,096,915      7,939,704

                  THIS SECTOR IS 55.8% ABOVE YOUR FUND'S COST.

               BUILDING RELATED - 5.0%
    51,600     Pulte Homes, Inc.                      3,716,656      4,830,792
    46,700     Standard Pacific Corp.                 1,641,546      2,267,285
                                                   ------------   ------------
                                                      5,358,202      7,098,077

                  THIS SECTOR IS 32.5% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 6.2%
   269,300     Comverse Technology, Inc.              4,821,963      4,736,987
   110,000     UTStarcom, Inc.                        3,741,048      4,077,700
                                                   ------------   ------------
                                                      8,563,011      8,814,687

                  THIS SECTOR IS 2.9% ABOVE YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 11.3%
    44,400     Arrow Electronics, Inc.                  985,517      1,027,416
    64,000     Computer Sciences Corp.                2,545,896      2,830,720
   183,200     Sanmina-SCI Corp.                      1,919,388      2,310,152
   130,000     Symbol Technologies, Inc.              2,081,769      2,195,700
    49,000     Tektronix, Inc.                        1,242,943      1,548,400
   160,000     Teradyne, Inc.                         3,294,474      4,072,000
    95,000     Vishay Intertechnology, Inc.           1,641,419      2,175,500
                                                   ------------   ------------
                                                     13,711,406     16,159,888

                  THIS SECTOR IS 17.9% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 18.7%
   425,000     Ameritrade Holding Corp.               5,495,328      5,979,750
    60,000     ChoicePoint Inc.                       2,126,107      2,285,400
   100,000     Diebold, Inc.                          4,135,751      5,387,000
   334,500     E*TRADE Financial Corp.                3,806,098      4,231,425
    19,800     Fiserv, Inc.                             607,507        782,298
    71,800     ITT Educational Services, Inc.         3,379,539      3,372,446
    18,700     Northern Trust Corp.                     805,806        868,054
    77,200     SEI Investments Co.                    2,239,854      2,352,284
    46,300     Total System Services, Inc.            1,241,652      1,441,319
                                                   ------------   ------------
                                                     23,837,642     26,699,976

                  THIS SECTOR IS 12.0% ABOVE YOUR FUND'S COST.

               HEALTH CARE RELATED - 6.4%
    70,000     Express Scripts, Inc.                  4,339,608      4,650,100
   110,000     Fisher Scientific International Inc.   4,314,969      4,550,700
                                                   ------------   ------------
                                                      8,654,577      9,200,800

                  THIS SECTOR IS 6.3% ABOVE YOUR FUND'S COST.

               MEDICAL/DENTAL PRODUCTS & SERVICES - 2.1%
    75,000     Omnicare, Inc.                         2,710,989      3,029,250

                  THIS SECTOR IS 11.7% ABOVE YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 2.3%
    50,000     Coventry Health Care, Inc.             2,559,107      3,224,500

                  THIS SECTOR IS 26.0% ABOVE YOUR FUND'S COST.

               OIL/GAS - 2.2%
    75,000     Nabors Industries, Ltd.                2,857,011      3,112,500

                  THIS SECTOR IS 8.9% ABOVE YOUR FUND'S COST.

               SEMICONDUCTOR RELATED - 12.2%
   132,200     ASML Holding N.V. -- NYS               2,087,385      2,650,610
   151,800     Flextronics International Ltd.         2,010,226      2,252,712
   257,700     Integrated Device Technology, Inc.     4,948,175      4,424,709
   110,000     Intersil Corp.                         2,874,279      2,733,500
   350,000     RF Micro Devices, Inc.                 3,950,276      3,517,500
    31,000     SanDisk Corp.                          2,343,845      1,895,340
                                                   ------------   ------------
                                                     18,214,186     17,474,371

                  THIS SECTOR IS 4.1% BELOW YOUR FUND'S COST.

               SOFTWARE - 4.7%
    55,000     Cognos, Inc.                           1,824,689      1,684,100
    70,000     PeopleSoft, Inc.                       1,229,410      1,596,000
   119,700     Reynolds & Reynolds Co.                3,187,041      3,477,285
                                                   ------------   ------------
                                                      6,241,140      6,757,385

                  THIS SECTOR IS 8.3% ABOVE YOUR FUND'S COST.

               SPECIALTY RETAILING - 8.9%
    58,900     Dollar Tree Stores, Inc.               2,001,647      1,770,534
    23,900     Michaels Stores, Inc.                  1,062,504      1,056,380
   150,000     Staples, Inc.                          3,004,261      4,095,000
   165,000     Williams-Sonoma, Inc.                  4,949,369      5,737,050
                                                   ------------   ------------
                                                     11,017,781     12,658,964

                  THIS SECTOR IS 14.9% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 3.8%
    60,000     Laidlaw International Inc.               798,068        828,000
    48,200     Ryanair Holdings PLC - SP-ADR          2,375,622      2,440,848
    65,000     Ryder System, Inc.                     2,158,801      2,219,750
                                                   ------------   ------------
                                                      5,332,491      5,488,598

                  THIS SECTOR IS 2.9% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
               Total common stocks                  122,642,990    136,551,499

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 4.5% (A)<F2>

               COMMERCIAL PAPER - 4.2%
$6,000,000     Countrywide Home Loans,
               due 01/02/04 d 01/05/04,
               discounts of 1.03% - 1.12%             5,999,541      5,999,541

               VARIABLE RATE DEMAND NOTE - 0.3%
   494,234     Wisconsin Corporate Central
                Credit Union                            494,234        494,234
                                                   ------------   ------------
               Total short-term investments           6,493,775      6,493,775
                                                   ------------   ------------
               Total investments                   $129,136,765    143,045,274
                                                   ------------
                                                   ------------
               Liabilities, less cash and
               receivables (0.1%) (A)<F2>                             (148,305)
                                                                  ------------
                  NET ASSETS                                      $142,896,969
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
               ($0.01 Par Value 100,000,000
               shares authorized), offering
               and redemption price
               ($142,896,969 / 15,358,357
               shares outstanding)                                       $9.30
                                                                         -----
                                                                         -----

(a)<F2>   Percentages for the various classifications relate to net assets.
(b)<F3> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
NYS -- NY Registered Shares
ADR -- American Depository Receipts

DEFINITIONS AND DISCLOSURES

   Past performance does not guarantee future results.  This material is
   ---------------------------------------------------
appropriate for use by prospective investors only when preceded or accompanied by a current Brandywine Advisors Fund prospectus, which contains more complete information, including risks, fees and expenses. Please read it carefully before investing. The principal value and investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost.

   Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 12/31/03, unless listed in the accompanying Statement of Net Assets.

   The S&P 500 Index is a broad based unmanaged market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. You cannot invest directly in an index. As of December 31, 2003, the S&P 500 Index's average annual total returns for 1 year and since its 10/31/00 effective date were 28.69 and -6.21 percent. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

KIPLINGER'S HIGHLIGHTED THE BRANDYWINE FUNDS as an answer to the question, "Which funds can you trust?" The Brandywine Funds appeared in the November Kiplinger's Letter among 10 fund families "known for putting the interests of their retail investors first."

The Kiplinger Letter - Forecasts For Management Decisionmaking, November 7, 2003

                               Board of Directors

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
(877) 636-6460              www.brandywinefunds.com           bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Auditors: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

    OFFICERS: Foster S. Friess, Chairman; William D'Alonzo, President; Lynda Campbell, Vice President and Secretary; Carl Gates, Vice President; Christopher
 Long, Vice President and Treasurer; David Marky, Vice President and Assistant
                  Secretary; and Paul Robinson, Vice President

                          Report Editor: Chris Aregood
            Report Staff: David Marky, Adam Rieger, Rebecca Schuster